UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2006

TERAX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-72230	88-0475757
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

13355 Noel Road, 1370 One Galleria Tower, Dallas, TC 75240
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (214) 932-1779

Copy of correspondence to:

Marc J. Ross, Esq.
Thomas A. Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[               ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 19, 2006, Lawrence Finn was appointed as President of Terax Energy, Inc. (the “Company”) and will serve in such capacity in addition to his current positions as Chief Executive Officer and Chief Financial Officer of the Company.

Also, on April 19, 2006, Stephen Cochennet was appointed as a director of the Company. In addition, Mr. Cochennet was appointed to serve as a member of the Company’s Audit Committee. From 1985 to 2002, Mr. Cochennet held executive positions with UtiliCorp United (Aquila) in Kansas City. His responsibilities included finance, administration, operations, human resources, corporate development, gas/energy marketing, and managing several new start- up subsidiaries. Prior to his experience at Aquila/UtiliCorp United, Mr. Cochennet served 6 years with the Federal Reserve System. Mr. Cochennet formed the CSC Group through which he supports a number of clients that include Fortune 500 corporations, international companies, gas/electric utilities, outsource service providers, as well as various start up organizations. The services provided include strategic planning, capital formation, corporate development, executive networking and transaction structuring. He also serves on several advisory boards. Mr. Cochennet graduated from the University of Nebraska in Lincoln with a bachelor’s degree in economics and finance.

In addition, on April 19, 2006, David Pratt was appointed as a director of the Company and Chairman of the Company’s Audit Committee. Mr. Pratt has served in different capacities with Harvest Natural Resources, formerly Benton Oil and Gas Company, and most recently served as its Chief Financial Officer from 1989 through 1994 and from 2000 through 2001. Mr. Pratt also held various finance positions with Cincom Systems and Lawson Associates from 1986 through 1989. He also served in various positions with May Petroleum, Inc from 1982 through 1986 and with Arthur Andersen from 1974 through 1982. Mr. Pratt graduated from Texas Christian University with a Bachelor of Science degree and MBA. Mr. Pratt is also a certified public accountant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Exhibit Title of Description
Number

99.1	Press Release dated April 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2006

TERAX ENERGY, INC.

By:	/s/ Lawrence Finn
Name:	Lawrence Finn
Title:	President, Chief Executive Officer and
Chief Financial Officer